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Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE – REGION 3

In re: eToys, Inc.

Case No. 01-00706 (MFW)
Reporting Period: 04/01/02-04/30/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

        I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD CEO Signature of Authorized Individual	5/18/02 Date
Barry Gold Printed Name of Authorized Individual	CEO & PRESIDENT Title of Authorized Individual

*    Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys, Inc.

Case No. 01-00706 (MFW)

Attachment to Monthly Operating Report (MOR cover page):

    Copies of IRS Form 6123 or Payment Receipt
    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not available.

Copies of Tax Returns Filed During the Reporting Period
Federal Form 941	filed 04/30/2002
California Form DE3DV2	filed 04/30/2002

In re: eToys, Inc.	Case No. 01-00706 MFW Reporting Period 04/01/02-04/30/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

	Pre-petition 5300152165	DIP General 2180039271	Payroll 5300155253	UBOC CD 2869003059	UBOC MM 2860113492	UBOC MM 2860113506	UBOC CD 2189005826	UBOC MM 2860113522	UBOC CD 2189000603	UBOC CD 2869003034	WFB Cert. Of Dep.	UBOC CD 2189003821
CASH BEGINNING OF MONTH	-	1,722.38	(1,742.93)	-	0.00	0.00	0.00	40,115.15	0.00	0.00	0.00	0.00
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
DUE FROM LLC
OTHER (attach list)
TRANSFER FROM DISTRIBUTION LLC
TRANSFER FROM CD
TRANSFERS FROM MONEY MARKET
TRANSFERS FROM DIP GENERAL			8,000.00
INTEREST								17.57
TOTAL RECEIPTS	-	-	8,000.00	-	-	0.00	0.00	17.57	0.00	0.00	0.00	0.00
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES			(6,189.46)
SALES,USE,& OTHER TAXES
INVENTORY PURCHASES
SECURED/RENT/LEASES
INSURANCE
ADMINISTRATIVE		(832.08)
SELLING
OTHER (attach list)
PRE-PETITION EXPENSES (NOTE 1)
OWNER DRAW
TRANSFERS
Transfer to LLC DIP
Transfer to PR
Transfer to CD
Transfer to DIP General
Transfer to Money Market
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	0.00	(832.08)	(6,189.46)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NET CASH FLOW	0.00	(832.08)	1,810.54	0.00	0.00	0.00	0.00	17.57	0.00	0.00	0.00	0.00
CASH END OF MONTH	0.00	890.30	67.61	0.00	0.00	0.00	0.00	40,132.72	0.00	0.00	0.00	0.00

NOTE 1 - PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2 - ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO. 01-00707).

        THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re: eToys, Inc.	Case No. 01-00706 MFW Reporting Period 04/01/02-04/30/02

MOR-1 con't
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	UBOC CD 2869002614	UBOC CD 2869002770	UBOC CD 2869002754	UBOC CD 2869003042	UBOC CD 5309026234	UBOC CD 5309028479	UBOC Stock 5300161903	WFB 060-8526315	BOA DIP General 3755524511	BOA Payroll 3755524537	BOA MM 3755524508	Total
CASH BEGINNING OF MONTH	0.00	0.00	0.00	0.00	187,500.00	0.00	0.00	0.00	14,135.69	3,995.73	41,401,897.24	41,647,623.26
CASH SALES												0.00
ACCOUNTS RECEIVABLE (NOTE 2)									875.67			875.67
LOANS AND ADVANCES												0.00
SALE OF ASSETS									151,000.00			151,000.00
DUE FROM LLC												0.00
OTHER (attach list)									11,987.98			11,987.98
TRANSFERS — SWEEP ACCOUNT												0.00
TRANSFER FROM CD												0.00
TRANSFERS FROM MONEY MARKET									600,000.00			600,000.00
TRANSFERS FROM DIP GENERAL										31,000.00		39,000.00
INTEREST											76,063.14	76,080.71
TOTAL RECEIPTS	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	763,863.65	31,000.00	76,063.14	878,944.36

DISBURSEMENTS
NET PAYROLL										(22,750.10)		(22,750.10)
PAYROLL TAXES										(9,941.67)		(16,131.13)
SALES,USE,& OTHER TAXES												0.00
INVENTORY PURCHASES												0.00
SECURED/RENT/LEASES									(8,688.86)			(8,688.86)
INSURANCE									(1,423.14)			(1,423.14)
ADMINISTRATIVE									(14,392.29)	(1,284.18)		(16,508.55)
SELLING												0.00
OTHER (attach list)												0.00
PRE-PETITION EXPENSES (NOTE 1)												0.00
OWNER DRAW												0.00
TRANSFERS												0.00
Transfer to LLC DIP									(10,000.00)			(10,000.00)
Transfer to PR									(39,000.00)			(39,000.00)
Transfer to CD												0.00
Transfer to DIP General											(600,000.00)	(600,000.00)
Transfer to Money Market												0.00
PROFESSIONAL FEES									(447,698.73)			(447,698.73)
U.S. TRUSTEE QUARTERLY FEES									(4,250.00)			(4,250.00)
COURT COSTS												0.00
TOTAL DISBURSEMENTS	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(525,453.02)	(33,975.95)	(600,000.00)	(1,166,450.51)
NET CASH FLOW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	238,410.63	(2,975.95)	(523,936.86)	(287,506.15)
CASH END OF MONTH	0.00	0.00	0.00	0.00	187,500.00	0.00	0.00	0.00	252,546.32	1,019.78	40,877,960.38	41,360,117.11

NOTE 1 — PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2 — ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO. 01-00707).

        THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		$1,166,450.51
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(649,000.00)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$517,450.51

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 04/01/02-04/30/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2180039271		5300155253		5300161903		2860113506		2869002945
C.	Purpose (Type):	DIP General		Payroll		Stock		Money Market		Time Deposit
1.	Balance per Bank Statement		$1,262.77		$33,382.23		$-		$-		$-
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks		(372.47)		(33,314.62)
4.	Other				-
5.	Month End Balance per Books		$890.30		$67.61		$-		$-		$-
6.	Number of Last Check Written		20560		605628

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			none		none		none		none	not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
					SEE ATTACHED LIST		none		none	not applicable
		20454	230.00
		20495	120.00
		300005	14.99
		300011	7.48
Total Checks Outstanding			$372.47

OTHER

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 04/01/02-04/30/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2869003042		2860113492		5309026234		2869003034		2860113522 *
C.	Purpose (Type):	Time Deposit		Money Market		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$-		$-		$187,500.00		$-		$40,132.72
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$-		$-		$187,500.00		$-		$40,132.72
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

OTHER

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 04/01/02-04/30/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Wells Fargo		Wells Fargo		Union Bank		Union Bank		Union Bank
B.	Account No.:				060-8526315		2869002614		5309028479		2869002754
C.	Purpose (Type):		Cert of Deposit		Credit Card		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$-		$-		$-		$-		$-
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$-		$-		$-		$-		$-
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

OTHER

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 04/01/02-04/30/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Bank of America		Bank of America		Bank of America		Total
B.	Account No.:	2869002770		3755524511		3755524537		375524508
C.	Purpose (Type):	Time Deposit		DIP General		Payroll		Money Market
1.	Balance per Bank Statement		$-		$267,140.00		$7,307.17		$40,877,960.38	$41,414,685.27
2.	(+) Deposit in Transit									0.00
3.	(-) Outstanding Checks				(14,593.68)		(6,287.39)			(54,568.16)
4.	Other Reconciling Items									0.00
5.	Month End Balance per Books		$-		$252,546.32		$1,019.78		$40,877,960.38	$41,360,117.11
6.	Number of Last Check Written				20668		800004

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		none		none		not applicable
CHECKS OUTSTANDING		Ck#	Amount	CK#	Amount	CK#	Amount	Ck#	Amount
		not applicable						not applicable
				20662	800.00	Debit	140.10
				20663	22.02	Debit	112.14
				20664	3,750.00	Debit	139.18
				20665	250.00	700008	852.09
				20666	250.00	700009	1,156.69
				20667	832.80	800004	3,887.19
				20668	8,688.86
					$14,593.68		$6,287.39

OTHER

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Case No. 01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
April 30, 2002

CHECKNUM	CHECK DATE	NET AMOUNT
00010024	03/01/01	2,145.48
00020077	03/01/01	123.34
00031164	03/01/01	948.84
00031165	03/01/01	4,065.28
00031232	03/01/01	90.34
00040393	03/01/01	4,281.94
00040394	03/01/01	299.40
00305692	03/06/01	37.50
00305700	03/06/01	2,764.29
00305770	03/06/01	1,036.41
00305827	03/06/01	80.47
00305837	03/06/01	171.40
00305839	03/06/01	171.49
00305844	03/06/01	91.45
00305845	03/06/01	86.17
00305847	03/06/01	37.49
00305848	03/06/01	133.66
00305854	03/06/01	293.66
00305876	03/06/01	180.08
00305883	03/06/01	125.27
00305914	03/06/01	191.95
00305919	03/06/01	248.56
00305923	03/06/01	119.62
00305937	03/06/01	117.48
00305943	03/06/01	148.29
00305945	03/06/01	294.50
00305968	03/06/01	316.55
00305972	03/06/01	281.38
00305976	03/06/01	140.70
00305977	03/06/01	290.34
00305999	03/06/01	281.38
00306003	03/06/01	183.15
00306004	03/06/01	316.56
00306005	03/06/01	309.53
00603580	03/06/01	65.07
00603850	03/06/01	442.62
00603862	03/06/01	484.70
00603931	03/06/01	330.82
00603935	03/06/01	363.49
00603945	03/06/01	218.40
00603949	03/06/01	126.61
00603950	03/06/01	123.11
00603988	03/06/01	133.64
00603990	03/06/01	191.40
00020086	03/09/01	218.07

In re: eToys, Inc.	Case No. 01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
April 30, 2002

CHECKNUM	CHECK DATE	NET AMOUNT
00604003	03/16/01	59.10
00604048	03/16/01	87.94
00031401	03/23/01	423.15
00604154	03/23/01	365.22
00031415	03/28/01	3.28
00604319	03/30/01	271.09
00604354	03/30/01	456.52
00604454	04/06/01	295.27
00306068	04/13/01	803.58
00306084	04/13/01	2,513.04
00604630	04/13/01	950.67
00604650	04/13/01	629.01
00604654	04/13/01	1,402.64
00306125	04/20/01	28.11
00306149	04/20/01	33.59
00306157	04/20/01	48.90
00306161	04/20/01	228.66
00306162	04/20/01	19.22
00306189	04/20/01	84.74
00040593	05/04/01	1,205.91
00031426	05/18/01	303.10

		33,314.62

In re: eToys, Inc.	Cash Disbursements April 2002	Case No. 01-00706 (MFW)
Date	Num	Name	Amount
04/02/2002	20637	COHEN, STEFFANIE J	49.69
04/02/2002	20638	GOLD, BARRY	1,900.99
04/02/2002	20639	RECALL-INFORMATION MNT	221.70
04/04/2002	20640	COHEN, ELLEN	580.00
04/05/2002	20641	MORRIS, NICHOLS, ARSHT & TUNNELL	91,005.48
04/09/2002	20642	COLLATERAL LOGISTICS, INC	4,000.00
04/09/2002	20643	FEDERAL EXPRESS	161.96
04/09/2002	20644	TRAUB, BONACQUIST & FOX, LLP	62,141.05
04/09/2002	20645	VERIZON CALIFORNIA	111.01
04/09/2002	20646	YOUNG, BYNNE	973.50
04/09/2002	20647	RECALL-INFORMATION MNT	244.64
04/12/2002	20648	COHEN, NORMA	640.00
04/12/2002	20649	RICHARD CARTOON, LLC	25,490.80
04/12/2002	20650	STATE COMPENSATION INSURANCE FUND	1,423.14
04/16/2002	20651	ARTER-RODRIGUEZ, DENISE	1,103.13
04/16/2002	20652	FEDERAL EXPRESS	32.66
04/16/2002	20653	RODRIGUEZ, RAY	180.00
04/16/2002	20654	CROSSROADS, LLC	—
04/16/2002	20655	CROSSROADS, LLC	—
04/16/2002	20656	CROSSROADS, LLC	260,172.45
04/22/2002	20657	BANKRUPTCY MANAGEMENT CORPORATION	8,888.95
04/22/2002	20658	COHEN, NORMA	800.00
04/22/2002	20659	FEDERAL EXPRESS	17.86
04/23/2002	20660	YOUNG, BYNNE	1,554.90
04/23/2002	20661	RIGHT CLICK LLC	25.00
04/29/2002	20662	COHEN, NORMA	800.00
04/29/2002	20663	FEDERAL EXPRESS	22.02
04/30/2002	20664	U.S. TRUSTEE	3,750.00
04/30/2002	20665	U.S. TRUSTEE	250.00
04/30/2002	20666	U.S. TRUSTEE	250.00
04/30/2002	20667	YOUNG, BYNNE	832.80
04/30/2002	20668	REGUS BUSINESS CENTRES CORP.	8,688.86
04/30/2002	AUTO	BANK OF AMERICA	140.43
04/25/2002	AUTO	Union Bank of California	832.08

		Subtotal	477,285.10

		ADD: Payroll Disbursements (see attached)	40,165.41

		Total Disbursements	517,450.51

In re: eToys, Inc.	CASH DISBURSEMENTS PAYROLL ACCOUNT April 2002	Case No. 01-00706 (MFW)
CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
FEES	04/01/2002	116.36			116.36
700002	04/05/2002	852.09	852.09
700003	04/05/2002	760.17	760.17
TAXES	04/05/2002	1,027.66		1,027.66
FEES	04/08/2002	133.81			133.81
700004	04/12/2002	852.10	852.10
700005	04/12/2002	961.13	961.13
FEES	04/12/2002	131.54			131.54
TAXES	04/12/2002	1,230.42		1,230.42
700006	04/19/2002	708.13	708.13
700007	04/19/2002	1,058.92	1,058.92
TAXES	04/19/2002	1,192.71		1,192.71
FEES	04/19/2002	139.18			139.18
700008	04/26/2002	852.09	852.09
700009	04/26/2002	1,156.69	1,156.69
TAXES	04/26/2002	1,438.62		1,438.62
FEES	04/26/2002	147.19			147.19
FEES	04/30/2002	81.41			81.41

TOTAL DISBURSEMENTS-eToys, Inc.		12,840.22

FEES	04/01/2002	91.18			91.18
800001	04/05/2002	3,887.19	3,887.19
TAXES	04/05/2002	1,965.70		1,965.70
FEES	04/08/2002	104.86			104.86
TAXES	04/12/2002	1,965.68		1,965.68
800002	04/12/2002	3,887.20	3,887.20
FEES	04/12/2002	106.41			106.41
800003	04/19/2002	3,887.20	3,887.20
TAXES	04/19/2002	1,965.68		1,965.68
TAXES	04/19/2002	3,378.96		3,378.96
FEES	04/19/2002	114.00			114.00
800004	04/26/2002	3,887.19	3,887.19
TAXES	04/26/2002	1,965.70		1,965.70
FEES	04/26/2002	118.24			118.24

TOTAL DISBURSEMENTS-LLC		27,325.19

TOTAL DISBURSEMENTS		40,165.41	22,750.10	16,131.13	1,284.18

In re: eToys, Inc.	Case No. 01-00706(MFW)

MOR-1 ATTACHMENT
OTHER RECEIPTS
APRIL 2002

Payer	Description	Amount	Date
B.W. VENTURES, INC.	SUBLEASE INCOME	10,901.37	4/18/2002
CON-WAY TRANSPORTATION	REFUND	398.34	4/18/2002
STATE OF NEW YORK	REFUND	419.00	4/18/2002
UNITED STATES TREASURY	REFUND	150.00	4/18/2002
UNITED STATES TREASURY	REFUND	7.75	4/18/2002
CIGNA HEALTH CORP.	REFUND	19.06	4/26/2002
STATE OF NEW YORK	REFUND	92.46	4/26/2002

Total		$11,987.98

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through April 30, 2002 and One Month Ended April 30, 2002
UNAUDITED

	Mar 7, '01 - Apr 30, '02	Apr '02
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	330,679.40	0.00
Loss on Disposal of Assets	-27,927,357.20	0.00
Refunds Received	16,316.49	398.34
Liquidation Proceeds - Other	868,881.86	16,000.00

Total Liquidation Proceeds	-26,711,479.45	16,398.34

Total Income	-26,711,479.45	16,398.34

Gross Profit	-26,711,479.45	16,398.34
Expense
Advertising	10,845.34	0.00
Bank Service Charges	137,904.52	221.84
Dues and Subscriptions	731.47	0.00
Employee Benefits	316,813.19	-19.06
Equipment Leases	241,371.47	0.00
Insurance	788,894.28	1,423.14
Licenses and Permits	3,348.02	0.00
Miscellaneous	2,612.33	25.00
Moving Expense	9,686.00	0.00
Office Relocation Expense	37,333.00	0.00
Outside Services	166,235.00	668.08
Parking	61,228.02	0.00
Payroll Taxes	81,081.00	859.21
Postage and Delivery	10,188.19	310.94
Professional Fees
Accounting	4,249.94	0.00
Legal Fees	13,868.94	0.00

Total Professional Fees	18,118.88	0.00
Rent	413,219.49	8,688.86
Repairs
Building Repairs	186.06	0.00
Computer Repairs	271,873.90	0.00
Equipment Repairs	561.60	0.00

Total Repairs	272,621.56	0.00
Salaries & Wages
Vacation Expense	19,748.25	0.00
Salaries & Wages - Other	1,382,329.21	11,231.52

Total Salaries & Wages	1,402,077.46	11,231.52
Sales Tax	25,388.98	0.00
Supplies
Office	9,723.28	0.00
Supplies - Other	337.91	0.00

Total Supplies	10,061.19	0.00
Taxes
State	1,800.00	0.00
Taxes - Other	18,916.28	-661.46

Total Taxes	20,716.28	-661.46
Telephone
Communications Expense	119,779.56	0.00

See accompanying Notes To Financial Statements	Page 1 of 2

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through April 30, 2002 and One Month Ended April 30, 2002
UNAUDITED

Telephone - Other	100,184.51	111.01

Total Telephone	219,964.07	111.01
Temporary Help	2,820.00	2,820.00
Travel & Ent
Meals	301.98	0.00
Travel	15,791.03	2,285.32
Travel & Ent - Other	58,080.24	0.00

Total Travel & Ent	74,173.25	2,285.32

Total Utilities	-531.16	0.00

Total Expense	4,326,901.83	27,964.40

Net Ordinary Income	-31,038,381.28	-11,566.06
Other Income/Expense
Other Income
Interest Income	1,038,212.03	76,080.71
Miscellaneous Income	1,624.91	0.00
Other Income	2,791,620.97	0.00

Total Other Income	3,831,457.91	76,080.71
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management
Commission	85,800.00	4,000.00
Asset Management - Other	424,947.05	0.00

Total Asset Management	510,747.05	4,000.00
IT Consulting Services	6,732.50	0.00
Legal Notices/Publication	62,609.51	0.00
Miscellaneous Expense	5,557.36	832.08
Record Storage	10,564.62	701.34

Total Post-Petition Payments	596,211.04	5,533.42
Pre-Petition Payments
Employee Reimbursements	6,020.71	0.00
Exp Deducted - Sec Dep	6,600.00	0.00
Other Critical Vendors	8,588.84	0.00
Payroll	535,337.53	0.00
Sales & Other Taxes	85,469.07	0.00

Total Pre-Petition Payments	642,016.15	0.00
Provision for Restructuring Chg	108,853,000.00	0.00

Total Other Reorganization Expenses	110,091,227.19	5,533.42
Outside Services	85,873.85	6,814.28
Professional Fees	5,239,923.24	27,958.73
U.S. Trustees Fees	34,250.00	4,250.00

Total Reorganization Expenses	115,451,274.28	44,556.43

Total Other Expense	115,451,274.28	44,556.43

Net Other Income	-111,619,816.37	31,524.28

Net Loss/Income	-142,658,197.65	19,958.22

See accompanying Notes To Financial Statements	Page 2 of 2

In re: eToys, Inc.	Case No. 01-00706(MFW)

Balance Sheet (MOR-3)
As of April 30, 2002
UNAUDITED

Apr 30, '02
ASSETS
Current Assets
Cash
Restricted Cash	55,132.72
Unrestricted Cash	41,304,984.39

Total Cash	41,360,117.11
Other Current Assets
Other Liquidated Debts
129000 - A/R Other	100,000.00
152000 - Prepaid Marketing	100,000.00
159000 - Prepaid Other	120,436.37
241000 - Deposits	30,000.00

Total Other Liquidated Debts	350,436.37

Total Other Current Assets	350,436.37

Total Current Assets	41,710,553.48
Fixed Assets
FF&E
202000 - Office Equipment	-30,000.00

Total FF&E	-30,000.00

Total Fixed Assets	-30,000.00
Other Assets
I/C Receivables - Post Petition
251000 POST - Due From Dist LLC	-13,099,543.78

Total I/C Receivables - Post Petition	-13,099,543.78
I/C Receivables Pre-Petition
251500 - Due From eToys Dist	1,687,315.60
255000 - Due From eToys Europe	1,199,104.33

Total I/C Receivables Pre-Petition	2,886,419.93
Intangible Assets
231000 - Goodwill	100,000.00

Total Intangible Assets	100,000.00

Total Other Assets	-10,113,123.85

TOTAL ASSETS	31,567,429.63

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Post-Petition Liabilities
Accounts Payable	250,523.58
340000 - Accrued Prof Fees	1,565,105.89

Total Current Liabilities	1,815,629.47
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
303000P - Gift Certificates	646,521.86
304500P - Employee Benefits	29,570.00
311000P - Taxing Authority	137,259.00
332000P - Employee Comp Liab	216,252.06

Total Priority Claims	1,029,602.92
Secured Claims
351000 - Capital Lease Oblgns	9,255,313.94
352000 - L-T Notes Payable	1,107,131.33

Total Secured Claims	10,362,445.27
Unsecured Claims
300000 - Accounts Payable	20,803,196.06
326000 - Agreement	2,583,268.44
327000 - Contract	93,805.00
328000 - Litigation	51,899.52
331000 - Web Affiliate	185,120.00
332000 - Employee Comp	615,562.49
335000 - Accrued Interest Pyble	2,670,000.75
351000 - Equipment Lease	1,666,630.92
353000 - Subordinated N/P	150,000,000.00

Total Unsecured Claims	178,669,483.18

Total Liabs Subject to Compromise	190,061,531.37

Total Long Term Liabilities	190,061,531.37

Total Liabilities	191,877,160.84

Total Equity	-160,309,731.21

TOTAL LIABILITIES & EQUITY	31,567,429.63

See accompanying Notes To Financial Statements	Page 1 of 1

In re: eToys, Inc. Debtor	Case No. 01-00706 (MFW) Reporting Period: 04/01/02-04/30/02

Notes to Unaudited Financial Statements (MOR - 2, 3)
As of April 30, 2002
UNAUDITED

NOTE 1 -	Basis of Presentation

As the Company is being liquidated, assets are carried at estimated fair market value which has been determined using the best information available to management. There can be no assurance that amounts to be realized from the liquidation of the Company's assets will equal the estimated fair market value.

Creditors' claims against the Company are still being evaluated and as of this time the fair market value of such claims has not been established. Accordingly, no adjustment to pre-petition liabilities has been recorded. (See Notes 4 and 5)
NOTE 2 -	Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. In January 2002, the provision was increased by $11,000,000. This reserve has now been used to recognize losses and anticipated losses on remaining assets, writing assets down to estimated fair market value as of January 31, 2002. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.
NOTE 3 -	Restricted Cash

The Company has set aside $40,000 in a separate account and reserved an additional $15,000 in a non-segregated account. These amounts represent proceeds from the sale of certain equipment in which purported secured lenders claim an interest, and have been earmarked for satisfaction of those claims if and to the extent allowed. The Company reserves all rights, claims, defenses and counter claims.
NOTE 4 -	Contingent Liabilities - Administrative Claims

On December 7, 2001, the bar date for the filing of administrative claims passed. Prior to the bar date, administrative claims totaling approximately $17,611,000 were filed against eToys, Inc. The Company is undertaking a review and reconciliation of the administrative claims filed, a process that has not yet been completed. Based on a preliminary review of the administrative claims filed, it appears that some actually duplicate pre-petition unsecured claims and some involve lease rejection claims, which would not be properly classified as Administrative Claims. Until the reconciliation process is complete, and claims objections heard by the Court, the Debtor can make no representations or provide any assurances regarding the Administrative Claims, which would be paid ahead of any distribution to pre-petition creditors.

In re: eToys, Inc. Debtor	Case No. 01-00706 (MFW) Reporting Period: 04/01/02-04/30/02

Notes to Unaudited Financial Statements (MOR - 2, 3)
As of March 31, 2002
UNAUDITED
(Continued)

NOTE 5 -	Contingent Liabilities

As a result of the cessation of business operations, numerous contingent liability claims for items such as operating and capital leases and executory contracts have arisen and are substantial. Liabilities currently recognized on the balance sheet reflect only going concern liabilities, and will be adjusted, where appropriate, for contingent liabilities as claims are researched, validated and quantified.

In re:	eToys, Inc	Case No. 01-00706 (MFW)
	Debtor	Reporting Period: 04/01/02-04/30/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	2,358.04	2,358.04	April 5, 12, 19, & 26	Note 1	0.00
FICA-Employer	0.00	859.21	859.21	April 5, 12, 19, & 26	Note 1	0.00
FICA-Employee	0.00	859.21	859.21	April 5, 12, 19, & 26	Note 1	0.00
Tax Adjustment	0.00	0.00	0.00			0.00
Tax Refund	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total Federal Taxes	0.00	4,076.46	4,076.46			0.00
STATE AND LOCAL
Withholding	0.00	812.95	812.95	April 5, 12, 19, & 26	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	812.95	812.95			0.00
Total taxes	0.00	4,889.41	4,889.41			0.00

Note 1 - All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies.

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	311.44	2,554.28	-	-	247,657.86	250,523.58
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees						1,565,105.89
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Total Postpetition Debts						1,815,629.47
Explain how and when the Debtor intends to pay any past-due postpetition debts.
Debtor has adequate funds available to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balances and adjudication of motions for allowance of administrative claims.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

Form 941 (Rev. January 2002) Department of the Treasury Internal Rev. Service (99)	Employer's Quarterly Federal Tax Return See separate instructions revised January 2002 for information on completing this return. Please type or print

Enter state code for state in which deposits were made only if different from state in address to the right > CA (see page 2 of instructions).	Name (as distinguished from trade name) E TOYS INC Trade name, if any, Address (number and street) 600 Corporate Point	Date quarter ended 03/31/2002 Employer indentification number 95-4633006 City, state and zip code Culver City CA 90230	OMB No. 1545-0029 T FF FD FP I T
		1	1	1	1	1	1	1	1	1	1		2	3	3	3	3	3	3	3	3		4	4	4		5	5	5

If address is
different	IRS
from prior	Use
return, check
here > ☐		6		7		8	8	8	8	8	8	8	8	9	9	9	9	9		10	10	10	10	10	10	10	10	10	10

If you do not have to file returns in the future, check here            and enter date final wages paid

If you are a seasonal employer, see Seasonal employers on page 1 of the instructions and check here

1	Number of employees in the pay period that includes March 12th			1	2
2	Total wages and tips, plus other compensation					2	39084.48
3	Total income tax withheld from wages, tips, and sick pay					3	8428.08
4	Adjustment of withheld income tax for preceding quarters of calendar year					4	0.00
5	Adjusted total of income tax withheld (line 3 as adjusted by line 4—see instructions)					5	8428.08
6	Taxable social security wages		6a	$39084.48 x 12.4%(.124) =		6b	4846.48
	Taxable social security tips		6c	$0.00 x 12.4%(.124) =		6d	0.00
7	Taxable Medicare wages and tips		7a	$39084.48 x 2.9%(.029) =		7b	1133.45
8	Total social security and Medicare taxes (add lines 6b, 6d, and 7b). Check here if wages are not subject to social security and/or Medicare tax					8	5979.93
9	Adjustment of social security and Medicare taxes (see instructions for required explanation)
	Sick Pay	+/- Fractions of Cents		$0.01	+/- Other	9	0.01
10	Adjusted total of social security and Medicare taxes (line 8 as adjusted by line 9—see instructions)					10	5979.94
11	Total taxes (add lines 5 and 10)					11	14408.02
12	Advance earned income credit (EIC) payments made to employees.					12	0.00
13	Net taxes (subtract line 12 from line 11). If $2,500 or more, this must equal line 17, column (d) below (or line D of Schedule B (Form 941))					13	14408.02
14	Total deposits for quarter, including overpayment applied from a prior quarter					14	14408.02
15	Balance due (subtract line 14 from line 13). See instructions					15	0.00
16	Overpayment, if line 14 is more than line 13, enter excess here				0.00
	and check if to be:	Applied to next return	OR	Refunded.
	• All filers: If line 13 is less than $2,500, you need not complete line 17 or Schedule B (Form 941).
	• Semiweekly schedule depositors: Complete Schedule B (Form 941) and check here						X
	• Monthly schedule depositors: Complete line 17, columns (a) through (d), and check here
17	Monthly Summary of Federal Tax Liability. Do not complete if you were a semiweekly schedule depositor.
(a) First month liability	(b) Second month liability	(c) Third month liability	(d) Total liability for quarter
Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.
Sign Here	Signature	/s/ E SLOUSTCHER	Print your Name & Title	Eilan Sloustcher ATTORNEY-IN-FACT	Date 04/30/02

For Paperwork Reduction Act Notice, see back of Payment Voucher.				Cat. No. 170OIZ	Form 941 (Rev. 1-2002)

SCHEDULE B (FORM 941) (Rev. January 2002)	Employer's Record of Federal Tax Liability See Circular E for more information about employment tax returns.	OMB No. 1545-0029
Department of Treasury	5151
Internal Rev Service	Attach to Form 941 or Form 941-SS.
Name as shown on Form 941 (Form 941-SS) E-TOYS INC.	Employer identification number 95-4633006	Date quarter ended 03/31/2002

You must complete this schedule if you are required to deposit on a semiweekly schedule, or if your tax liability on any day is $100,000 or more. Show tax liability here, not deposits. (The IRS gets deposit data from FTD coupons or EFTPS.)

A. Daily Tax Liability—First Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4	1195.10	11	1025.20	18	961.51	25	1136.55
5		12		19		26
6		13		20		27
7		14		21		28
A Total tax liability for first month of quarter								A	4318.36
B. Daily Tax Liability—Second Month of Quarter
1	1136.55	8	1195.12	15	1195.10	22	1195.10	29
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5		12		19		26
6		13		20		27
7		14		21		28
B Total tax liability for second month of quarter								B	4721.87
C. Daily Tax Liability—Third Month of Quarter
1	702.04	8	1195.12	15	1195.08	22	1195.14	29	1080.41
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5		12		19		26
6		13		20		27
7		14		21		28
C Total tax liability for third month of quarter								C	5367.79
D Total for quarter (add lines A, B, and C). This should equal line 13 of Form 941 (or line 10 of Form 941-SS)								D	14408.02
For Paperwork Reduction Act Notice, see page 2.					Cat. No. 11967Q		Schedule B (Form 941)(Rev. 1-2002)

EDD Serving the People of California	QUARTERLY CONTRIBUTION RETURN PLEASE TYPE THIS FORM — DO NOT ALTER PREPRINTED INFORMATION	Approved Extension To

You must FILE this return even though you had no payroll. If no payroll show "0" in item B, check no payment enclosed box on envelope. Please sign the declaration on line K.

QUARTER ENDED	03/31/2002	DUE	04/30/02	DELINQUENT IF NOT POSTMARKED OR RECEIVED BY	04/30/02	YR 2002	QTR 1

☐    CHECK THIS BLOCK if changes are reported on the Request For Change form-refer to third page.

Employer Account No.

430-7537-3

E TOYS INC
600 Corporate Point 12th Floor	DO NOT ALTER THIS AREA

	P1	P2	C	P	U	S	W	A
Culver City CA 90230
			Mo.	Day	Yr.	WIC

	EFFECTIVE		=	=	=
FEIN 95-4633006	DATE

A.	NUMBER OF EMPLOYEES earning wages during or receiving pay for the pay periods that include the 12th day of the calendar month (enter numerals only). Please complete all fields. Blank fields will be identified as missing data.	1st Month	2	2nd Month	2	3rd Month	2
B.	TOTAL SUBJECT WAGES PAID THIS QUARTER					(B)	39084	48
C.	UNEMPLOYMENT INSURANCE TAXABLE WAGES (UI) (Individual Employee Wages to $7,000.00 per calendar year)					(C)	14000	00
D.	DISABILITY INSURANCE TAXABLE WAGES (DI) (Individual Employee Wages to $46,327.00 per calendar year)
	BREAKDOWN OF ITEM D		(D1 Voluntary Plan) 0.00	PLUS	(D2 State Plan) 39,084.48	=(D3)	39084	48
E.	EMPLOYER'S UI CONTRIBUTIONS		4.900	% Times C		(E)	686	00
E1.	EMPLOYMENT TRAINING TAX		0.100	% Times C		(E1)	14	00
F.	EMPLOYEE CONTRIBUTIONS (SDI)
	WITHHELD	0.900 % Times D2	(F1) SDI Employee Contribution 351.76	LESS	(F2) DI Previously Paid This Quarter 351.76	=(F3)	0	00
G.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD		(G1) Total Employee PIT Withheld 2,554.14	LESS	(G2) PIT Previously Paid This Quarter 2,554.14	=(G3)	0	00
H.	ADJUSTMENT TO PRIOR QUARTERS - A DE 938, Quarterly Report Adjustment Form, must be attached					(H)	0	00
J.	SUBTOTAL (Add Items E, E1, F3, G3 and H)					(J)	700	00
K.	DI VOLUNTARY PLAN ASSESSMENT		0.000	% Times D1		(K)	0	00
L.	TAXES DUE THIS QUARTER (Add Items J & K)					(L)	700	00
Make check payable to EMPLOYMENT DEVELOPMENT DEPARTMENT INCLUDE EMPLOYER ACCOUNT NUMBER ON CHECK.	Bank No. DO NOT STAPLE CHECK TO RETURN	DEPT USE
FOURTH QUARTER

M.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD - PIT WITHHELD PER FORMS W-2 AND/OR 1099-R	0.00

HELP US IMPROVE THE QUALITY OF OUR EMPLOYMENT TAX SERVICES. PLEASE RATE OUR CURRENT SERVICES BY ENTERING THE APPROPRIATE NUMBER IN THE BOX: 4 = EXCELLENT 3 = GOOD 2 = FAIR 1 = POOR		4

BE SURE TO SIGN THIS DECLARATION. I DECLARE that the information herein is true and correct to the best of my knowledge and belief.

Signature	/s/ E SLOUSTCHER	Title	PROBUSINESS/ATTORNEY-IN-FACT	Phone	925-737-3151	Date	04/30/02
(Owner, Accountant, Preparer, etc.)

☒ Check this block if individual employees' wages are reported on magnetic media instead of on wage detail forms.

SEE INSTRUCTIONS THE BACK OF THIS FORM

DE 3D Rev. 9 (1-97) State of California / Employment Development Department / P.O. Box 826847 / Sacramento, CA 94247-0001

In re: eToys, Inc.	eToys, Inc. Accounts Payable Aging Report As of April 30, 2002	Case No. 01-00706 MFW
	Current	1 - 30	31 - 60	61 - 90	> 90		TOTAL
BANC ONE LEASING CORPORATION	0.00	0.00	0.00	0.00	52,099.87	(1)	52,099.87
COMDISCO INC.	0.00	0.00	0.00	0.00	146,955.01	(1)	146,955.01
DE LAGE LANDEN	0.00	0.00	0.00	0.00	28,488.04	(1)	28,488.04
FEDERAL EXPRESS	76.44	0.00	0.00	0.00	0.00		76.44
MERRILL COMMUNICATIONS LLC	0.00	2,554.28	0.00	0.00	0.00		2,554.28
RECALL-INFORMATION MNT	235.00	0.00	0.00	0.00	0.00		235.00
VERIZON CALIFORNIA	0.00	0.00	0.00	0.00	20,114.94	(2)	20,114.94

TOTAL	311.44	2,554.28	0.00	0.00	247,657.86		250,523.58

Notes:

(1)    Lease - In the > 90 day column, $227,542.92 represents post-petition lease payments which are the subject of ongoing negotiations and motions for allowance of administrative claims.

(2)    Amount in the > 90 day column represents disputed amounts for data transmission services.

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period 04/01/02-04/30/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period		$100,000.00
(+) Amounts billed during the period
(-) Amounts collected during the period
(-) Other adjustments
Total Accounts Receivable at the end of the reporting period		$100,000.00
Accounts Receivable Aging
0-30 days old	$
31-60 days old
61-90 days old
91 + days old		100,000.00
Total Accounts Receivable		$100,000.00
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)		$100,000.00

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
1. Assets/inventory and/or scrap was sold outside the normal course of business as a result of the company operating in a liquidation process.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE – REGION 3

In re: eToys Distribution LLC	Case No. 01-00707 (MFW) Reporting Period: 04/01/02-04/30/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ BARRY GOLD CEO Signature of Authorized Individual	5/18/02 Date

Barry Gold Printed Name of Authorized Individual	PRESIDENT & CEO Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

        Attachment to Monthly Operating Report (MOR cover page):

Copies of IRS Form 6123 or Payment Receipt All payroll taxes are impounded by the independent payroll service therefore payment receipt is not available.
Copies of Tax Returns Filed During the Reporting Period
Federal Form 941	filed 04/30/2002
California Form DE 3 DV2	filed 04/30/2002
Pennsylvania Form UC-2	filed 04/30/2002
Pennsylvania Form PA-W3	filed 04/30/2002

In re:	eToys Distribution LLC	Case No. 01-00707 MFW
	Debtor	Reporting Period 04/01/02-04/30/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

	UBOC	BofA Acct No. 375552-4540	Union Bank Acct No. 2180039778	BofA Acct No. 1459-2-08325
	Pre-petition				Total
CASH BEGINNING OF MONTH	0.00	1,797.78	2.39	0.00	1,800.17

CASH SALES					0.00
ACCOUNTS RECEIVABLE					0.00
LOANS AND ADVANCES					0.00
SALE OF ASSETS					0.00
DUE FROM LLC					0.00
OTHER (attach list)					0.00
TRANSFERS - SWEEP ACCOUNT					0.00
TRANSFERS FROM eTOYS INC MM					0.00
TRANSFERS FROM PRE-PETITION					0.00
TRANSFERS FROM eTOYS INC DIP		10,000.00			10,000.00
INTEREST					0.00
TOTAL RECEIPTS	0.00	10,000.00	0.00	0.00	10,000.00
DISBURSEMENTS
NET PAYROLL					0.00
PAYROLL TAXES					0.00
SALES,USE,& OTHER TAXES					0.00
INVENTORY PURCHASES					0.00
SECURED/RENT/LEASES		(2,666.68)			(2,666.68)
INSURANCE					0.00
ADMINISTRATIVE		(2,469.85)			(2,469.85)
SELLING					0.00
OTHER (attach list)					0.00
PRE-PETITION EXPENSES *					0.00
OWNER DRAW					0.00
TRANSFERS					0.00
Transfer to eToys Inc. DIP					0.00
Transfer to PR					0.00
Transfer to CD					0.00
Due to LLC					0.00
Transfer to Pre-petition					0.00
PROFESSIONAL FEES					0.00
U.S. TRUSTEE QUARTERLY FEES		(500.00)			(500.00)
COURT COSTS					0.00
TOTAL DISBURSEMENTS	0.00	(5,636.53)	0.00	0.00	(5,636.53)
NET CASH FLOW	0.00	4,363.47	0.00	0.00	4,363.47
CASH END OF MONTH	0.00	6,161.25	2.39	0.00	6,163.64

*PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

  THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		5,636.53
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		5,636.53

OTHER

Note: All payroll disbursements of eToys Distribution LLC were paid by eToys, Inc. and included in Etoys Inc. MOR-1.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	Reporting Period 04/01/02-04/30/02

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

	Union Bank of Cal. 2180039778	Bank of America 375552-4540	Bank of America 1459-2-08325
BALANCE PER BOOKS	$2.39	$6,161.25	$-
BANK BALANCE	$1,413.91	$6,739.53	$-
(+) DEPOSITS IN TRANSIT (attach list)	-	-	$-
(-) OUTSTANDING CHECKS (attach list)	(1,411.52)	(578.28)	$-
OTHER (attach list)
ADJUSTED BANK BALANCE	$2.39	$6,161.25	$-

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
					None
	30261	1,411.52	30331	78.28
			30332	500.00

Total Outstanding Checks		$1,411.52		$578.28

OTHER

In re: eToys Distribution LLC	Cash Disbursements April 2002	Case No. 01-00707 (MFW)
Date	Check Number	Name	Amount
04/02/2002	30327	FIRST PIEDMONT	1,874.94
04/02/2002	30328	SONITROL OF LONG BEACH	254.00
04/12/2002	30329	EZRA BRUTZKUS & GUBNER TRUST ACCOUNT	2,666.68
04/22/2002	30330	PACIFIC BELL	232.05
04/29/2002	30331	EISEN, BENJAMIN	78.28
04/30/2002	30332	U.S. TRUSTEE	500.00
04/30/2002	Auto	BANK OF AMERICA	30.58

		TOTAL DISBURSEMENTS	$5,636.53

In re: eToys Distribution LLC	Case No. 01-00707(MFW)

Statement of Operations (MOR-2)
March 7, 2001 through April 30, 2002 and One Month Ended April 30, 2002
UNAUDITED

	Mar 7, '01-Apr 30, '02	Apr '02
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	11,554.62	0.00
Loss on Disposal of Assets	-38,616,946.27	0.00
Loss on Settlement of Claims	-522,448.27	0.00
Other Income	838.20	0.00
Refunds Received	3,330.35	0.00
Liquidation Proceeds - Other	2,794,023.34	750.00

Total Liquidation Proceeds	-36,329,648.03	750.00

Total Income	-36,329,648.03	750.00
Cost of Goods Sold
Cost of Goods Sold	2,044,470.55	0.00

Total COGS	2,044,470.55	0.00

Gross Profit	-38,374,118.58	750.00
Expense
Automobile Expense	715.53	0.00
Bank Service Charges	30.58	30.58
Dues and Subscriptions	19.50	0.00
Equipment Leases	239,682.63	0.00
Equipment Rental	12,118.76	0.00
Freight	272,105.65	-125.67
Miscellaneous	1,443.72	0.00
Moving Expense	12,050.00	0.00
Outside Services	6,968.94	534.69
Payroll taxes	118,864.66	3,713.58
Postage and Delivery	11,583.41	0.00
Printing and Reproduction	33.44	0.00
Rent	2,399,827.72	-7,415.51
Repairs
Computer Repairs	14,599.28	0.00
Equipment Repairs	3,855.91	0.00

Total Repairs	18,455.19	0.00
Salaries & Wages
Vacation Expense	31,316.57	0.00
Salaries & Wages - Other	1,460,683.38	23,076.92

Total Salaries & Wages	1,491,999.95	23,076.92
Security	134,294.24	581.05
Supplies
Office	162.40	0.00
Supplies - Other	33,417.58	0.00

Total Supplies	33,579.98	0.00
Taxes
Property	107,181.66	0.00
Taxes - Other	11,066.74	-7.75

Total Taxes	118,248.40	-7.75
Telephone
See accompanying Note To Financial Statements	Page 1 of 2

In re: eToys Distribution LLC	Case No. 01-00707(MFW)

Statement of Operations (MOR-2)
March 7, 2001 through April 30, 2002 and One Month Ended April 30, 2002
UNAUDITED

Ordinary Income/Expense
Communications Expense	2,356.81	0.00
Telephone - Other	46,497.54	78.28

Total Telephone	48,854.35	78.28
Temporary Help	117,666.03	0.00
Travel & Ent
Travel	2,370.82	0.00
Travel & Ent - Other	454.86	0.00

Total Travel & Ent	2,825.68	0.00
Utilities
Gas and Electric	261,827.52	0.00
Water & Trash	11,311.03	1,874.94
Utilities - Other	20,695.59	-819.18

Total Utilities	293,834.14	1,055.76

Total Expense	5,335,202.50	21,521.93

Net Ordinary Income	-43,709,321.08	-20,771.93
Other Income/Expense
Other Income
Interest Income	5,874.04	0.00
Other Income	734.65	0.00

Total Other Income	6,608.69	0.00
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management	64,830.80	0.00
CLI Liquidation Expenses	196,164.13	0.00

Total Post-Petition Payments	260,994.93	0.00
Pre-Petition Payments
Employee Reimbursements	7,780.08	0.00
Exp Charged - Sec Dep	1,052,398.00	0.00
Other Critical Vendors	27,523.51	0.00
Sales & Other Taxes	-2,110.68	0.00

Total Pre-Petition Payments	1,085,590.91	0.00
Provision for Restructuring Chg	43,251,000.00	0.00

Total Other Reorganization Expenses	44,597,585.84	0.00
U.S. Trustees Fees	14,250.00	500.00

Total Reorganization Expenses	44,611,835.84	500.00

Total Other Expense	44,611,835.84	500.00

Net Other Income	-44,605,227.15	-500.00

Net Loss	-88,314,548.23	-21,271.93

See accompanying Note To Financial Statements	Page 2 of 2

In re: eToys Distribution LLC	Case No. 01-00707(MFW)

Balance Sheet (MOR-3)
As of April 30, 2002
UNAUDITED

Apr 30, '02
ASSETS
Current Assets
Checking/Savings
102000 - UBOC DIP ACCOUNT	2.39
104000 - BOA DIP ACCOUNT	6,161.25

Total Checking/Savings	6,163.64
Other Current Assets
Other Liquidated Debts
129000 - A/R Other	65,110.22
155000 - A/P Debit Balances	50,000.00

Total Other Liquidated Debts	115,110.22

Total Other Current Assets	115,110.22

Total Current Assets	121,273.86
Other Assets
I/C Due to eToys, Inc.	13,099,543.78
Reserve for Restructuring	-274,718.99
Security Deposits
241000 - Other Security Deposit	50,000.00

Total Security Deposits	50,000.00

Total Other Assets	12,874,824.79

TOTAL ASSETS	12,996,098.65

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	71,752.88

Total Accounts Payable	71,752.88
Total Current Liabilities	71,752.88
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
311000 - Sales and Use Taxes	2,503,620.11
332000P - Emp Claims Priority	162,969.44

Total Priority Claims	2,666,589.55
Secured Claims
351000 - Capital Lease Oblgtns	11,431,105.14

Total Secured Claims	11,431,105.14
Unsecured Claims
301000 - Accounts Payable	47,997,420.40
303500 - Equipment Lease	27,443.24
332000U - Emp. Claims Unsecured	315,417.43
I/C - Due to eToys, Inc.	65,413,313.98

Total Unsecured Claims	113,753,595.05

Total Liabs Subject to Compromise	127,851,289.74

Total Long Term Liabilities	127,851,289.74

Total Liabilities	127,923,042.62

Total Equity	-114,926,943.97

TOTAL LIABILITIES & EQUITY	12,996,098.65

See accompanying notes to Financial Statements.	Page 1 of 1

In re: eToys Distribution LLC Debtor	Case No. 01-00707 (MFW) Reporting Period: 04/01/02-04/30/02

Notes to Unaudited Financial Statements (MOR – 2, 3)
UNAUDITED

NOTE 1 -	Basis of Presentation

Assets are carried at fair market value which has been determined using the best information available to management. There can be no assurance that amounts to be realized from the liquidation of the Company's assets will equal the estimated realizable value.

Creditors' claims against the Company are still being evaluated and as of this time the fair market value of such claims has not been established. Accordingly, no adjustment to prepetition liabilities has been recorded. (See Notes 3 and 4)
NOTE 2 -	Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. This reserve has now been used to recognize losses and anticipated losses on remaining assets. During January 2002, $11,000,000 of the reserve was reversed and transferred to eToys, Inc. There can be no assurance that the remaining reserve is adequate to cover the losses actually realized upon asset sales.
NOTE 3 -	Contingent Liabilities - Administrative Claims

On December 7, 2001, the bar date for the filing of administrative claims passed. Prior to the bar date, administrative claims totaling approximately $1.565,000 were filed against eToys Distribution, LLC. The Company is undertaking a review and reconciliation of the administrative claims filed, a process that has not yet been completed. Based on a preliminary review of the administrative claims filed, it appears that some actually duplicate pre-petition unsecured claims and some involve lease rejection claims, which would not be properly classified as Administrative Claims. Until the reconciliation process is complete, and claims objections heard by the Court, the Debtor can make no representations or provide any assurances regarding the Administrative Claims, which would be paid ahead of any distribution to pre-petition creditors.
NOTE 4 -	Contingent Liabilities

As a result of the cessation of business operations, numerous contingent liability claims for items such as operating and capital leases and executory contracts have arisen and are substantial. Liabilities currently recognized on the balance sheet reflect only going concern liabilities, and will be adjusted, where appropriate, for contingent liabilities as claims are researched, validated and quantified.

In re:	eToys Distribution LLC	Case No. 01-00707(MFW)
	Debtor	Reporting Period: 04/01/02-04/30/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	6,547.36	6,547.36	April 5, 12, 19, & 26	Note 1	0.00
FICA-Employee	0.00	334.62	334.62	April 5, 12, 19, & 26	Note 1	0.00
FICA-Employer	0.00	334.62	334.62	April 5, 12, 19, & 26	Note 1	0.00
Tax Rate Adjustment	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00				0.00
Other:	0.00	0.00				0.00
Total Federal Taxes	0.00	7,216.60	7,216.60			0.00
STATE AND LOCAL
Withholding	0.00	646.16	646.16	April 5, 12, 19, & 26	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	646.16	646.16			0.00
Total taxes	0.00	7,862.76	7,862.76			0.00

Note 1 - All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	-	95.00	-	-	71,657.88	71,752.88
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: Vacation Accrual
Other: Post Petition Liabilities
Total Postpetition Debts						71,752.88

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Debtor has adequate funds to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balance and adjudication of motions for allowance of administrative claims.

* "Insider" is defined in 11 U.S.C. Section 101(31).

Form 941 (Rev. January 2002) Department of Treasury Internal Rev. Service (99)	Employer's Quarterly Federal Tax Return See separate instructions revised January 2002 for information on completing this return. Please type or print

Enter state code for state in which deposits were made only if different from state in address to the right > CA (see page 2 of instructions).	Name (as distinguished from trade name) ETOYS DISTRIBUTION LLC Trade name, if any, Address (number and street) 600 Corporate Point	Date quarter ended 03/31/2002 Employer indentification number 54-1959013 City, state and zip code Culver City CA 90230	OMB No. 1545-0029 T FF FD FP I T
		1	1	1	1	1	1	1	1	1	1		2	3	3	3	3	3	3	3	3		4	4	4		5	5	5

If address is
different	IRS
from prior	Use
return, check
here		6		7		8	8	8	8	8	8	8	8	9	9	9	9	9		10	10	10	10	10	10	10	10	10	10

If you do not have to file returns in the future, check here            and enter date final wages paid

If you are a seasonal employer, see Seasonal employers on page 1 of the instructions and check here

1	Number of employees in the pay period that includes March 12th			1	2
2	Total wages and tips, plus other compensation					2	123300.37
3	Total income tax withheld from wages, tips, and sick pay					3	37129.94
4	Adjustment of withheld income tax for preceding quarters of calendar year					4	0.00
5	Adjusted total of income tax withheld (line 3 as adjusted by line 4—see instructions)					5	37129.94
6	Taxable social security wages		6a	$98585.00 x 12.4%(.124) =		6b	12224.54
	Taxable social security tips		6c	$0.00 x 12.4%(.124) =		6d	0.00
7	Taxable Medicare wages and tips		7a	$123300.37 x 2.9%(.029) =		7b	3575.71
8	Total social security and Medicare taxes (add lines 6a, 6b, and 7b). Check here if wages are not subject to social security and/or Medicare tax					8	15800.25
9	Adjustment of social security and Medicare taxes (see instructions for required explanation)
	Sick Pay	+/- Fractions of Cents		-0.01	Other	9	-0.01
10	Adjusted total of social security and Medicare taxes (line 8 as adjusted by line 9—see instructions)					10	15800.24
11	Total taxes (add lines 5 and 10)					11	52930.18
12	Advance earned income credit (EIC) payments made to employees.					12	0.00
13	Net taxes (subtract line 12 from line 11). If $2,500 or more, this must equal line 17, column (d) below (or line D of Schedule B (Form 941)					13	52930.18
14	Total deposits for quarter, including overpayment applied from a prior quarter					14	52930.18
15	Balance due (subtract line 14 from line 13). See instructions					15	0.00
16	Overpayment. If line 14 is more than line 13, enter excess here				0.00
	and check if to be:	Applied to next return	OR	Refunded.
	• All filers: If line 13 is less than $2,500, you need not complete line 17 or Schedule B (Form 941).
	• Semiweekly schedule depositors: Complete Schedule B (Form 941) and check here						X
	• Monthly schedule depositors: Complete line 17, columns (a) through (d) and check here
17	Monthly Summary of Federal Tax Liability. Do not complete if you were a semiweekly schedule depositor.
(a) First month liability	(b) Second month liability	(c) Third month liability	(d) Total liability for quarter
Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.
Sign Here	Signature	/s/ E SLOUSTCHER	Print your Name & Title	Eilan Sloustcher ATTORNEY-IN-FACT	Date 04/30/02

For Privacy Act and Paperwork Reduction Act Notice, see back of Payment Voucher.				Cat. No. 170OFZ	Form 941 (Rev. 1-2002)

SCHEDULE B (FORM 941) (Rev. January 2002)	Employer's Record of Federal Tax Liability See Circular E for more information about employment tax returns.	OMB No. 1545-0029
Department of Treasury	5151
Internal Rev Service	Attach to Form 941 or Form 941-SS.
Name as shown on Form 941 (Form 941-SS) ETOYS DISTRIBUTION LLC	Employer identification number 54-1959013	Date quarter ended 03/31/2002

You must complete this schedule if you are required to deposit on a semiweekly basis, or if your tax liability on any day is $100,000 or more. Show tax liability here, not deposits. (The IRS gets deposit data from FTD coupons or EFTPS.)

A. Daily Tax Liability—First Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4	21168.99	11	2519.52	18	3067.83	25	2884.63
5		12		19		26
6		13		20		27
7		14		21		28
A Total tax liability for first month of quarter								A	29640.97
B. Daily Tax Liability—Second Month of Quarter
1	2884.63	8	2884.65	15	2886.63	22	2776.74	29
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5		12		19		26
6		13		20		27
7		14		21		28
B Total tax liability for second month of quarter								B	11430.65
C. Daily Tax Liability—Third Month of Quarter
1	2681.49	8	2504.29	15	2703.63	22	2165.01	29	1804.14
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5		12		19		26
6		13		20		27
7		14		21		28
C Total tax liability for third month of quarter								C	11858.56
D Total for quarter (add lines A, B, and C). This should equal line 13 of Form 941 (or line 10 of Form 941-SS)								D	52930.18
For Paperwork Reduction Act Notice, see Page 2.					Cat. No. 11967Q		Schedule B (Form 941)(Rev. 1-2002)

EDD Serving the People of California	QUARTERLY CONTRIBUTION RETURN PLEASE TYPE THIS FORM — DO NOT ALTER PREPRINTED INFORMATION	Approved Extension To

You must FILE this return even though you had no payroll. If no payroll show "0" in item B, check no payment enclosed box on envelope. Please sign the declaration on line K.

QUARTER ENDED	03/31/2002	DUE	04/30/02	DELINQUENT IF NOT POSTMARKED OR RECEIVED BY	04/30/02	YR 2002	QTR 1

☐    CHECK THIS BLOCK if changes are reported on the Request For Change form-refer to third page.

Employer Account No.

454-5688-6

ETOYS DISTRIBUTION LLC
600 Corporate Point	DO NOT ALTER THIS AREA
12th Floor
Culver City CA 90230	P1	P2	C	P	U	S	W	A

			Mo.	Day	Yr.	WIC

	EFFECTIVE		=	=	=
FEIN 54-1959013	DATE

A.	NUMBER OF EMPLOYEES earning wages during or receiving pay for the pay periods that include the 12th day of the calendar month (enter numerals only). Please complete all fields. Blank fields will be identified as missing data.	1st Month	0	2nd Month	1	3rd Month	1
B.	TOTAL SUBJECT WAGES PAID THIS QUARTER					(B)	13685	00
C.	UNEMPLOYMENT INSURANCE TAXABLE WAGES (UI) (Individual Employee Wages to $7,000.00 per calendar year)					(C)	7000	00
D.	DISABILITY INSURANCE TAXABLE WAGES (DI) (Individual Employee Wages to $46,327.00 per calendar year)
	BREAKDOWN OF ITEM D		(D1 Voluntary Plan) 0.00	PLUS	(D2 State Plan) 13,685.00	=(D3)	13685	00
E.	EMPLOYER'S UI CONTRIBUTIONS		3.400	% Times C		(E)	238	00
E1.	EMPLOYMENT TRAINING TAX		0.000	% Times C		(E1)	0	00
F.	EMPLOYEE CONTRIBUTIONS (SDI)
	WITHHELD	0.900 % Times D2	(F1) SDI Employee Contribution 123.17	LESS	(F2) DI Previously Paid This Quarter 123.17	=(F3)	0	00
G.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD		(G1) Total Employee PIT Withheld 790.23	LESS	(G2) PIT Previously Paid This Quarter 790.23	=(G3)	0	00
H.	ADJUSTMENT TO PRIOR QUARTERS - A DE 938, Quarterly Report Adjustment Form, must be attached					(H)	0	00
J.	SUBTOTAL (Add Items E, E1, F3, G3 and H)					(J)	238	00
K.	DI VOLUNTARY PLAN ASSESSMENT		0.000	% Times D1		(K)	0	00
L.	TAXES DUE THIS QUARTER (Add Items J & K)					(L)	238	00
Make check payable to EMPLOYMENT DEVELOPMENT DEPARTMENT INCLUDE EMPLOYER ACCOUNT NUMBER ON CHECK.	Bank No. DO NOT STAPLE CHECK TO RETURN	DEPT USE
FOURTH QUARTER

M.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD - PIT WITHHELD PER FORMS W-2 AND/OR 1099-R	0.00

HELP US IMPROVE THE QUALITY OF OUR EMPLOYMENT TAX SERVICES. PLEASE RATE OUR CURRENT SERVICES BY ENTERING THE APPROPRIATE NUMBER IN THE BOX: 4 = EXCELLENT 3 = GOOD 2 = FAIR 1 = POOR		4

BE SURE TO SIGN THIS DECLARATION. I DECLARE that the information herein is true and correct to the best of my knowledge and belief.

Signature	/s/ E SLOUSTCHER	Title	PROBUSINESS/ATTORNEY-IN-FACT	Phone	925-737-3151	Date	04/30/02
(Owner, Accountant, Preparer, etc.)

☒ Check this block if individual employees' wages are reported on magnetic media instead of on wage detail forms.

SEE INSTRUCTIONS THE BACK OF THIS FORM

DE 3D Rev. 9 (1-97) State of California / Employment Development Department / P.O. Box 826847 / Sacramento, CA 94247-0001

PA Form UC-2, Rev 9-2000, Employer's Report for Unemployment Compensation				QTR/YEAR	1/2002
Read Instructions — Answer Each Item	DUE DATE 04/30/02	1ST MONTH 1	2ND MONTH 1	3RD MONTH 1
INV.	EXAMINED BY:
Signature certifies that the information contained herein is true and correct to the best of the signer's knowledge.
/s/ E. SLOUSTCHER
10. SIGN HERE-DO NOT PRINT
TITLE	ATTORNEY-IN-FACT	DATE	04/30/2002	PHONE #	925-737-3151

11. FILED          PAPER UC-2A          MAGNETIC MEDIA UC-2A

EMPLOYER'S CONTRIBUTION RATE	0.034510		CHECK DIGIT
APPLIED FOR

ETOYS DISTRIBUTION LLC
600 Corporate Point
12th Floor
Culver City        CA 90230

1.	TOTAL COVERED EMPLOYEES IN PAY PERIOD INCL. 12TH OF MONTH		FOR DEPT USE
2.	GROSS WAGES	10961537
3.	EMPLOYEE CONTRIBUTIONS	000
4.	TAXABLE WAGES FOR EMPLOYER CONTRIBUTIONS	800000
5.	EMPLOYER CONTRI- BUTIONS DUE (RATE X ITEM4)	27608
6.	TOTAL CONTRI- BUTIONS DUE (ITEMS 3 + 5)	27608
7.	INTEREST DUE SEE INSTRUCTIONS	000
8.	PENALTY DUE SEE INSTRUCTIONS	000
9.	TOTAL REMITTANCE (ITEM 6 + 7 + 8)	$276.08
MAKE CHECKS PAYABLE TO: PA UC FUND

ETOYS DISTRIBUTION LLC
	PA-W3 (9-97)
	PA DEPARTMENT OF REVENUE	YR/QTR: 02/01	DUE DATE: 04/30/2002
	ENTITY ID# (EIN)	RECORD OF PA WITHHOLDING TAX BY PERIOD
	54-1959013	PERIOD ENDING	WITHHOLDING TAX
	ACCOUNT #	1 15 2002	1292.31
	9040 05 0	1 31 2002	323.08
	TYPE FILER	2 15 2002	484.62
	SM	2 28 2002	161.54
INT. RATE	TAX RATE	3 15 2002	484.62
	0.000	3 31 2002	323.08
	QUARTER ENDING
	03/31/2002	TOTAL AMOUNT WITHHELD FOR QUARTER (ENTER HERE & ON LINE 2)	3069.25
	SEE INSTRUCTIONS ON PAGE 12
EMPLOYER QUARTERLY RETURN OF WITHHOLDING TAX
1	TOTAL COMPENSATION SUBJECT TO PA TAX	109615.37

2	TOTAL PA WITHHOLDING TAX	3069.25

3	TOTAL DEPOSITS FOR QUARTER (INCLUDING VERIFIED OVERPAYMENTS)	3069.25

4	OVERPAYMENT (IF LINE 3 IS GREATER THAN LINE 2)

5	TAX DUE/PAYMENT	$0.00

Only use black or blue ink. Do not use red ink or pencil.
Do Not Make Corrections To The PREPRINTED Information On This Form.
Use The Change/Correction Form (REV-1668)	DEPARTMENT USE ONLY

05011690400500000000200203311100000000000009

Under penalties of perjury, I declare that I have examined this return and to the best of my knowledge and belief, it is true, correct and complete.

	DATE	TELEPHONE NUMBER	TITLE	Signature
00006	04/30/02	925-737-3151	ATTORNEY-IN-FACT	/s/ E. SLOUSTCHER

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)

eToys Distribution LLC
Accounts Payable Aging Report
As of April 30, 2002

	Current	1 - 30	31 - 60	61 - 90	> 90		TOTAL
HOMESTEAD MATERIALS HANDLING	0.00	0.00	0.00	0.00	3,018.89	(1)	3,018.89
LEASING TECHNOLOGIES INT'L, INC.	0.00	0.00	0.00	0.00	39,190.00	(1)	39,190.00
RAYMOND LEASING CORPORTATION	0.00	0.00	0.00	0.00	27,958.79	(1)	27,958.79
SONITROL OF LONG BEACH	0.00	95.00	0.00	0.00	0.00		95.00
XEROX CORPORATION	0.00	0.00	0.00	0.00	1,490.20	(1)	1,490.20

TOTAL	0.00	95.00	0.00	0.00	71,657.88		71,752.88

Notes:

(1)
Lease - In the > 90 day column, $71,657.88 represents post-petition lease payments which are the subject of ongoing negotiations and motions for allowance of administrative claims.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	04/01/02-04/30/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$115,110.22
(+) Amounts billed during the period	$875.67
(-) Amounts collected during the period (Note 1)	$875.67
(-) Other adjustments (Note 1)
Total Accounts Receivable at the end of the reporting period	$115,110.22
Accounts Receivable Aging	Amount
0-30 days old	$-
31-60 days old
61-90 days old
91 + days old	$115,110.22
Total Accounts Receivable	$115,110.22
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$115,110.22

DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
Note 1 - Accounts receivable amounts collected during April 2002 were deposited in a bank account of eToys, Inc.

(Case No. 01-00706) and, accordingly, are reflected on that Debtor's MOR-1 Schedule of Cash Receipts and

Disbursements.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: eKids, Inc.	Case No. 01-00708 (MFW) Reporting Period: 04/01/02-04/30/02

MONTHLY OPERATING REPORT
'>File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

        I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD CEO Signature of Authorized Individual	5/14/02 Date
BARRY GOLD CEO Printed Name of Authorized Individual	5/14/02 Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

eKids, Inc., debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the United States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 04/01/02-04/30/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total
CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00

CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS — SWEEP ACCOUNT				0.00
TRANSFERS — UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE, & OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

            THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 04/01/02-04/30/02

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

*  Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks		$-

OTHER

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 04/01/02-04/30/02
MOR-2 STATEMENT OF OPERATIONS
(Income Statement)	NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

	MONTH	FILING TO DATE
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 04/01/02-04/30/02

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned bur for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 04/01/02-04/30/02
MOR-3 BALANCE SHEET	NOT APPLICABLE

ASSETS	MONTH	MONTH
NOT APPLICABLE
Cash (Unrestricted)
Cash (restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets

Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 04/01/02-04/30/02
MOR-3 continued BALANCE SHEET	NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Owner Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 04/01/02-04/30/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
Reporting Period: 04/01/02 - 04/30/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

        DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: PMJ Corporation

Case No. 01-00709 (MFW)
Reporting Period: 04/01/02-04/30/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

        I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ BARRY GOLD CEO Signature of Authorized Individual	5/18/02 Date

Barry Gold Printed Name of Authorized Individual	PRESIDENT & CEO Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

PMJ Corporation, debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the United States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	PMJ Corporation	Case No. 01-0709 (MFW)
	Debtor	Reporting Period 04/01/02-04/30/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total

CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS - SWEEP ACCOUNT				0.00
TRANSFERS - UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00

DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

THE FOLLOWING SECTION MUST BE COMPLETED
TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 04/01/02-04/30/02

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks		$-

OTHER

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 04/01/02-04/30/02
MOR-2 STATEMENT OF OPERATIONS (Income Statement)	NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	MONTH	FILING TO DATE
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 04/01/02-04/30/02

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-Interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 04/01/02-04/30/02
MOR-3
BALANCE SHEET	NOT APPLICABLE
ASSETS	MONTH	MONTH
NOT APPLICABLE
Cash (Unrestricted)
Cash (Restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets

Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 04/01/02-04/30/02

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Owner Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 04/01/02-04/30/02

MOR-4
STATUS OF POSTPETITION TAXES

        The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*
"Insider" is defined in 11 U.S.C. Section 101 (31).

In re: PMJ Corporation	Case No. 01-00709 (MFW) Reporting Period: 04/01/02 - 04/30/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

QuickLinks

  Exhibit 99.1
MOR-1 Cont'd BANK RECONCILIATIONS
MOR-1 Cont'd BANK RECONCILIATIONS
MOR-1 Cont'd BANK RECONCILIATIONS
MOR-1 Cont'd BANK RECONCILIATIONS
SUMMARY OF UNPAID POSTPETITION DEBTS